MANNING & NAPIER FUND, INC.

Target Income Series (Class I, K, and R)
Target 2015 Series (Class I, K, and R)
Target 2020 Series (Class I, K, and R)
Target 2025 Series (Class I, K, and R)
Target 2030 Series (Class I, K, and R)
Target 2035 Series (Class I, K, and R)
Target 2040 Series (Class I, K, and R)
Target 2045 Series (Class I, K, and R)
Target 2050 Series (Class I, K, and R)
Target 2055 Series (Class I, K, and R)
Target 2060 Series (Class I, K, and R)
(the “Series”)

Supplement dated April 15, 2020 to:

•Each Series’ summary prospectus, each dated March 1, 2020 (each a “Summary Prospectus” and together, the “Summary Prospectuses”); and

•The Series’ prospectus dated March 1, 2020 (the “Prospectus”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and the Prospectus. It should be read in conjunction with the Summary Prospectuses and the Prospectus.

The Summary Prospectuses and the Prospectus are hereby amended and supplemented as follows:

1.In the “Principal Risks of Investing in the Series” section of each Summary Prospectus and the Prospectus, the following disclosure is added to the end of the “Market risk” disclosure:

The prices of and the income generated by the Series’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series.

2.In the “More Information About the Target Series’ Principal Investment Strategies and Principal Risks” section of the Prospectus, under the sub-heading “Principal Risks of the Underlying Funds,” “Market risk” is added to the table for each underlying fund and the following disclosure is hereby added after the “Management risk” disclosure:

Market risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. An underlying fund’s net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which an underlying fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the underlying fund invests, which in turn could negatively impact the underlying fund’s performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Targets Supp 4.15.20